AXP(R) Focused
                                                                     Growth Fund


                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
   Express(R)
Funds

(icon of) ruler

AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Zeroing In

No matter how well the stock market as a whole may be doing, there can be vast differences in how individual stocks perform. AXP Focused Growth Fund tries to identify the market's potential leaders, then concentrates its investments in a limited number of them. In doing so, the Fund seeks to provide above-average capital appreciation for growth-oriented investors.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                           3

Portfolio Manager Q & A                                     3

Fund Facts                                                  5

The 10 Largest Holdings                                     6

Making the Most of the Fund                                 7

The Fund's Long-term Performance                            8

Board Members and Officers                                  9

Independent Auditors' Report                               12

Financial Statements                                       13

Notes to Financial Statements                              16

Investments in Securities                                  24


--------------------------------------------------------------------------------
2   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of Doug Guffy)
Doug Guffy
Portfolio manager

Portfolio Manager Q & A

Q: How did AXP Focused Growth Fund perform over the one-year period ended March 31, 2002?

A: This turned out to be a very challenging year for growth stocks, particularly among the more aggressive, large-cap stocks that are emphasized in this Fund. For the year, AXP Focused Growth Fund returned -6.81% (Class A shares excluding sales charges). By comparison, the unmanaged Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index returned -2.00% and -4.80%, respectively, for the same period.

Q: What factors affected the Fund's performance during the year?

A: Large-cap growth stocks, which enjoyed a powerful run during the decade of the 1990s, continued to find themselves on the back burner throughout the year. For much of the period, large-cap stocks


--------------------------------------------------------------------------------
3   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT
underperformed smaller-cap issues, while the growth stock style we employ lagged the performance of value stocks. In this environment, it became difficult to build a portfolio that would generate positive returns over the short term. By mid-summer 2001, the U.S. economy was in the midst of a recession that had taken a particular toll on the bottom line of many growth companies, most notably in the technology sector. The terrorist attacks on the United States in September sent shockwaves through the markets in the immediate aftermath. But by early October, stocks finally began to regain strength, and growth stocks enjoyed a recovery. This was led by the previously hard-hit technology sector. The rally lasted through the end of 2001 as investors became increasingly convinced the economy was beginning to bounce back. Markets paused again in the early weeks of 2002. This was due in large part to growing concerns about accounting issues related to the Enron scandal and heightening world tensions. Stocks recovered in March, again driven in large part by the performance of growth issues. But that late recovery was not enough to salvage what was a very challenging 12-month period for the Fund.

Q: What changes did you make to the portfolio during the period?

A: We gained confidence in the U.S. economy even in the wake of September 11th. As a result, we put greater focus on stocks of companies that were likely to benefit from a cyclical upturn in the economy. Among the stocks we added were Clear Channel Communications and Viacom (media), both likely to benefit from increased advertising revenue, and Bank of America (financial), a firm that should see better business from improved credit quality of its customers and larger loan volume. The commercial services firm Cintas and trucking company Heartland Express were among the other prominent additions to the portfolio, as both companies were expected to see improved business prospects as the economy recovered. Given our expectations, retail stocks such as Home Depot, Target, Kohl's and Best Buy also took a more significant role in the portfolio. While the Fund maintains its focused approach by holding a relatively limited number of stocks, we ended the year with a greater number of holdings than when we began the period. This change was made to add a bit more diversification to the portfolio to help cope with what has been an extremely volatile market. It also reflects our expectation that a wider range of stocks have the opportunity to perform well in today's economic environment.

Q: What is your outlook for the coming months?

A: Our expectation is that the U.S. economy is firmly back on track and will enjoy a period of steady growth during 2002. Already we have begun to see selected companies report surprising progress in terms of their profits. If that trend continues, it should create a much more favorable environment for large-cap growth stocks than has existed over the past two years. With continued tensions in the Middle East and other issues tugging at investors, I anticipate we'll continue to see a volatile market environment. But if the bottom line improves for a wide range of companies, the underlying fundamentals should remain positive for investors. We will continue to manage the Fund in an effort to provide competitive, long-term returns for our shareholders.

Doug Guffy

Note to shareholders: Effective Feb. 7, 2002, the name of the Fund changed from AXP Focus 20 Fund to AXP Focused Growth Fund.

--------------------------------------------------------------------------------
4   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                           $2.19
March 31, 2001                                                           $2.35
Decrease                                                                 $0.16

Distributions -- April 1, 2001 - March 31, 2002
From income                                                              $  --
From long-term capital gains                                             $  --
Total distributions                                                      $  --
Total return*                                                           -6.81%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                           $2.16
March 31, 2001                                                           $2.34
Decrease                                                                 $0.18

Distributions -- April 1, 2001 - March 31, 2002
From income                                                              $  --
From long-term capital gains                                             $  --
Total distributions                                                      $  --
Total return*                                                           -7.69%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                           $2.16
March 31, 2001                                                           $2.34
Decrease                                                                 $0.18

Distributions -- April 1, 2001 - March 31, 2002
From income                                                              $  --
From long-term capital gains                                             $  --
Total distributions                                                      $  --
Total return*                                                           -7.69%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                           $2.20
March 31, 2001                                                           $2.35
Decrease                                                                 $0.15

Distributions -- April 1, 2001 - March 31, 2002
From income                                                              $  --
From long-term capital gains                                             $  --
Total distributions                                                      $  --
Total return*                                                           -6.38%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.


--------------------------------------------------------------------------------
5   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                  Percent                        Value
                             (of net assets)             (as of March 31, 2002)
Pfizer                              4.6%                     $3,974,000
General Electric                    4.3                       3,745,000
Microsoft                           4.2                       3,618,600
Citigroup                           4.0                       3,466,400
Intel                               3.7                       3,193,050
Best Buy                            3.7                       3,168,000
Wal-Mart Stores                     3.5                       3,064,500
American Intl Group                 3.3                       2,885,600
Maxim Integrated Products           3.2                       2,785,500
Medtronic                           3.1                       2,712,600

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here  make up 37.6% of net assets

--------------------------------------------------------------------------------
6   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

--------------------------------------------------------------------------------
7   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                Value of your $10,000 in AXP Focused Growth Fund
(line graph)

$15,000


$9,425
                                      Lipper Large-Cap
         Russell 1000(R)            Growth Funds Index                    $4,145
$5,000   Growth Index                                         AXP Focused Growth
                                                                    Fund Class A

7/1/00                              3/01                               3/02

Average Annual Total Returns (as of March 31, 2002)

                                 1 year                       Since inception*
Class A                         -12.15%                           -39.35%
Class B                         -11.38%                           -39.25%
Class C                          -7.69%                           -37.76%
Class Y                          -6.38%                           -37.11%

* Inception date was June 26, 2000.

Assumes: Holding period from 7/1/00 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compares to two widely cited performance indexes, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing AXP Focused Growth Fund (Class
A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell(R) 3000 Index, which represents 92% of the total market capitalization of the Russell 3000 Index. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
8   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
9   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
10   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
11   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Focused Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended March 31, 2002, and for the period from June 26, 2000 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Focused Growth Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

May 3, 2002

--------------------------------------------------------------------------------
12   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focused Growth Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $92,568,473)                                                     $ 86,877,911
Cash in bank on demand deposit                                                             37,526
Dividends and accrued interest receivable                                                  42,343
Receivable for investment securities sold                                                 431,635
                                                                                          -------
Total assets                                                                           87,389,415
                                                                                       ----------
Liabilities
Payable for investment securities purchased                                               554,470
Accrued investment management services fee                                                  1,530
Accrued distribution fee                                                                    1,225
Accrued transfer agency fee                                                                   802
Accrued administrative services fee                                                           141
Other accrued expenses                                                                     94,648
                                                                                           ------
Total liabilities                                                                         652,816
                                                                                          -------
Net assets applicable to outstanding capital stock                                   $ 86,736,599
                                                                                     ============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    398,027
Additional paid-in capital                                                            166,026,488
Accumulated net realized gain (loss) (Note 7)                                         (73,997,354)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         (5,690,562)
                                                                                       ----------
Total -- representing net assets applicable to outstanding capital stock             $ 86,736,599
                                                                                     ============
Net assets applicable to outstanding shares:    Class A                              $ 55,428,270
                                                Class B                              $ 29,477,806
                                                Class C                              $  1,811,290
                                                Class Y                              $     19,233
Net asset value per share of
outstanding capital stock:                      Class A shares      25,336,516       $       2.19
                                                Class B shares      13,618,522       $       2.16
                                                Class C shares         838,861       $       2.16
                                                Class Y shares           8,760       $       2.20
                                                                         -----       ------------

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
13   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Focused Growth Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                            $    351,676
Interest                                                                                  169,686
   Less foreign taxes withheld                                                             (2,421)
                                                                                           ------
Total income                                                                              518,941
                                                                                          -------
Expenses (Note 2):
Investment management services fee                                                        463,382
Distribution fee
   Class A                                                                                140,550
   Class B                                                                                289,279
   Class C                                                                                 16,341
Transfer agency fee                                                                       300,887
Incremental transfer agency fee
   Class A                                                                                 21,521
   Class B                                                                                 19,332
   Class C                                                                                  1,205
Service fee -- Class Y                                                                         20
Administrative services fees and expenses                                                  53,298
Compensation of board members                                                              10,035
Custodian fees                                                                             11,342
Printing and postage                                                                       40,234
Registration fees                                                                          63,544
Audit fees                                                                                 14,000
Other                                                                                       5,961
                                                                                            -----
Total expenses                                                                          1,450,931
   Expenses reimbursed by AEFC (Note 2)                                                  (122,359)
                                                                                         --------
                                                                                        1,328,572
   Earnings credits on cash balances (Note 2)                                              (7,478)
                                                                                           ------
Total net expenses                                                                      1,321,094
                                                                                        ---------
Investment income (loss) -- net                                                          (802,153)
                                                                                         --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     (44,484,116)
   Options contracts written (Note 5)                                                      72,798
                                                                                           ------
Net realized gain (loss) on investments                                               (44,411,318)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         37,706,287
                                                                                       ----------
Net gain (loss) on investments and foreign currencies                                  (6,705,031)
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                      $ (7,507,184)
                                                                                     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Focused Growth Fund

                                                                                      March 31, 2002        For the period from
                                                                                        Year ended           June 26, 2000* to
                                                                                                             March 31, 2001


Operations
Investment income (loss) -- net                                                      $   (802,153)           $   (421,200)
Net realized gain (loss) on investments                                               (44,411,318)            (29,586,036)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                         37,706,287             (43,384,360)
                                                                                       ----------             -----------
Net increase (decrease) in net assets resulting from operations                        (7,507,184)            (73,391,596)
                                                                                       ----------             -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             28,131,727             112,703,226
   Class B shares                                                                      13,072,961              55,737,468
   Class C shares                                                                         910,478               3,081,000
   Class Y shares                                                                              --                  46,243
Payments for redemptions
   Class A shares                                                                     (21,315,732)            (15,452,997)
   Class B shares (Note 2)                                                             (8,054,639)             (3,533,185)
   Class C shares (Note 2)                                                               (464,754)               (213,520)
   Class Y shares                                                                              --                  (3,317)
                                                                                       ----------             -----------
Increase (decrease) in net assets from capital share transactions                      12,280,041             152,364,918
                                                                                       ----------             -----------
Total increase (decrease) in net assets                                                 4,772,857              78,973,322
Net assets at beginning of year (Note 1)                                               81,963,742               2,990,420**
                                                                                       ----------               ---------
Net assets at end of year                                                            $ 86,736,599            $ 81,963,742
                                                                                     ============            ============

 * When shares became publicly available.
** Initial capital of $3,000,000 was contributed on June 21, 2000. The Fund had a decrease in net assets resulting from operations of $9,580 during the period from June 21, 2000 to June 26, 2000 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund (formerly known as AXP Focus 20 Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies. On June 21, 2000, American Express Financial Corporation (AEFC) invested $3,000,000 in the Fund which represented 598,200 shares for Class A, 600 shares for Class B, 600 shares for Class C and 600 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 26, 2000.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


--------------------------------------------------------------------------------
16   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.


--------------------------------------------------------------------------------
17   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $802,153 resulting in a net reclassification adjustment to decrease paid-in capital by $802,153.

There were no distributions paid for the fiscal periods ended March 31, 2002 and 2001.

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                   $         --
Accumulated gain (loss)                                         $(70,731,463)
Unrealized appreciation (depreciation)                          $ (8,956,453)

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $100,833 for the year ended March 31, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $296,989 for Class A, $34,264 for Class B and $1,303 for Class C for the year ended March 31, 2002.

AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y. In addition, for the year ended March 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.26% for Class A shares, 2.04% for Class B shares, 2.04% for Class C shares and 1.06% for Class Y shares.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $7,478 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $79,434,462 and $63,178,050, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $2,522 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                    Year ended March 31, 2002
                                             Class A       Class B    Class C     Class Y
Sold                                      12,070,711    5,681,941    399,500         --
Issued for reinvested distributions               --           --         --         --
Redeemed                                  (9,453,719)  (3,643,125)  (204,966)        --
                                          ----------   ----------   --------       ----
Net increase (decrease)                    2,616,992    2,038,816    194,534         --
                                           ---------    ---------    -------       ----

                                                 June 26, 2000* to March 31, 2001
                                             Class A       Class B    Class C     Class Y
Sold                                      26,249,800   12,672,738    709,171       8,844
Issued for reinvested distributions               --           --         --          --
Redeemed                                  (4,128,476)  (1,093,632)   (65,444)       (684)
                                          ----------   ----------    -------        ----
Net increase (decrease)                   22,121,324   11,579,106    643,727       8,160
                                          ----------   ----------    -------       -----

* When shares became publicly available.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:

                                                 Year ended March 31, 2002
                                                           Puts
                                                 Contracts        Premiums
Balance March 31, 2001                               --           $     --
Opened                                              400             72,798
Closed                                               --                 --
Exercised                                            --                 --
Expired                                            (400)           (72,798)
                                                   ----            -------
Balance March 31, 2002                               --           $     --
                                                   ----           --------

See "Summary of significant accounting policies."

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $70,731,463 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
20   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                          2002        2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.16)      (2.63)
Net asset value, end of period                         $2.19      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $55         $53
Ratio of expenses to average daily net assets(c)       1.26%(e)    1.30%(d),(e)
Ratio of net investment income (loss)
to average daily net assets                            (.65%)      (.47%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.81%)    (52.81%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002        2001(b)
Net asset value, beginning of period                   $2.34      $ 4.99
Income from investment operations:
Net investment income (loss)                            (.03)       (.03)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.65)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                  $29         $27
Ratio of expenses to average daily net assets(c)       2.04%(f)    2.07%(d),(f)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.11%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                           2002      2001(b)
Net asset value, beginning of period                   $2.34      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.03)       (.02)
Net gains (losses) (both realized and unrealized)       (.15)      (2.62)
Total from investment operations                        (.18)      (2.64)
Net asset value, end of period                         $2.16      $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                   $2          $2
Ratio of expenses to average daily net assets(c)       2.04%(g)    2.07%(d),(g)
Ratio of net investment income (loss)
to average daily net assets                           (1.43%)     (1.25%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (7.69%)    (53.01%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                           2001      2001(b)
Net asset value, beginning of period                   $2.35      $ 4.98
Income from investment operations:
Net investment income (loss)                            (.01)       (.01)
Net gains (losses) (both realized and unrealized)       (.14)      (2.62)
Total from investment operations                        (.15)      (2.63)
Net asset value, end of period                         $2.20      $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                  $--         $--
Ratio of expenses to average daily net assets(c)       1.06%(h)    1.11%(d),(h)
Ratio of net investment income (loss)
to average daily net assets                            (.46%)      (.34%)(d)
Portfolio turnover rate
(excluding short-term securities)                        78%         54%
Total return(i)                                       (6.38%)    (52.81%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.40% and 1.59% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.16% and 2.35% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.24% and 1.36% for the year ended March 31, 2002 and for the period ended March 31, 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Investments in Securities
AXP Focused Growth Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)
Issuer                                      Shares            Value(a)
Banks and savings & loans (2.3%)
Bank of America                             20,000           $1,360,400
Fifth Third Bancorp                         10,000              674,800
Total                                                         2,035,200

Communications equipment & services (4.1%)
Fairchild Semiconductor Intl Cl A           40,000(b)         1,144,000
Nokia ADR Cl A                              80,000(c)         1,659,200
Powerwave Technologies                      60,000(b)           772,200
Total                                                         3,575,400

Computers & office equipment (20.1%)
Brocade Communications
  Systems                                   90,000(b)         2,430,000
Cisco Systems                              150,000(b)         2,539,500
Dell Computer                               35,000(b)           913,850
Electronic Arts                             30,000(b)         1,824,000
Emulex                                      10,000(b)           329,300
Intuit                                      20,000(b)           767,200
Microsoft                                   60,000(b)         3,618,600
Oracle                                      30,000(b)           384,000
QLogic                                      20,000(b)           990,400
SAP ADR                                     25,000(c)           930,000
VERITAS Software                            60,000(b)         2,629,800
Total                                                        17,356,650

Electronics (15.5%)
Applied Materials                           40,000(b)         2,170,800
Intel                                      105,000            3,193,050
KLA-Tencor                                  20,000(b)         1,330,000
Maxim Integrated Products                   50,000(b)         2,785,500
Taiwan Semiconductor Mfg ADR                40,000(b,c)         830,000
Texas Instruments                           45,000            1,489,500
Xilinx                                      40,000(b)         1,594,400
Total                                                        13,393,250

Financial services (4.0%)
Citigroup                                   70,000            3,466,400

Health care (15.1%)
Amgen                                       20,000(b)         1,193,600
Baxter Intl                                 25,000            1,488,000
Genentech                                   20,000(b)         1,009,000
Johnson & Johnson                           30,000            1,948,500
MedImmune                                   20,000(b)           786,600
Medtronic                                   60,000            2,712,600
Pfizer                                     100,000            3,974,000
Total                                                        13,112,300

Health care services (1.2%)
Cardinal Health                             15,000            1,063,350

Industrial equipment & services (2.5%)
Cintas                                      20,000              997,200
Fastenal                                    15,000            1,129,800
Total                                                         2,127,000

Insurance (5.2%)
ACE                                         40,000(c)         1,668,000
American Intl Group                         40,000            2,885,600
Total                                                         4,553,600

Leisure time & entertainment (4.7%)
AOL Time Warner                             20,000(b)           473,000
Harley-Davidson                             30,000            1,653,900
Viacom Cl B                                 40,000(b)         1,934,800
Total                                                         4,061,700

Media (1.5%)
Clear Channel Communications                25,000(b)         1,285,250

Multi-industry conglomerates (4.3%)
General Electric                           100,000            3,745,000

Retail (15.0%)
Best Buy                                    40,000(b)         3,168,000
Home Depot                                  50,000            2,430,500
Kohl's                                      20,000(b)         1,423,000
Lowe's Companies                            15,000              652,350
Target                                      30,000            1,293,600
Wal-Mart Stores                             50,000            3,064,500
Walgreen                                    25,000              979,750
Total                                                        13,011,700

Transportation (0.8%)
Heartland Express                           35,000(b)           698,591

Total common stocks
(Cost: $89,175,738)                                         $83,485,391

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

Short-term securities (3.9%)
Issuer                                 Annualized        Amount        Value(a)
                                     yield on date     payable at
                                      of purchase       maturity
U.S. government agencies
Federal Home Loan Bank Disc Nts
  05-10-02                                1.78%        $2,000,000     $1,995,747
  05-24-02                                1.79            500,000        498,545
Federal Home Loan Mtge Corp Disc Nts
  04-30-02                                1.75            600,000        599,038
  05-21-02                                1.80            300,000        299,190

Total short-term securities
(Cost: $3,392,735)                                                    $3,392,520

Total investments in securities
(Cost: $92,568,473)(d)                                               $86,877,911

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 5.9% of net assets.

(d) At March 31, 2002, the cost of securities for federal income tax purposes was $95,834,364 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  5,829,359
     Unrealized depreciation                                     (14,785,812)
                                                                 -----------
     Net unrealized depreciation                                $ (8,956,453)
                                                                ============

--------------------------------------------------------------------------------
25   AXP FOCUSED GROWTH FUND -- ANNUAL REPORT

AXP Focused Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AFAFX    Class B: AFTBX
Class C: N/A      Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6003 D (5/02)